UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2026

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Other Events.
On September 3, 2026, pursuant to the previously announced Agreement and Plan of Reorganization, dated as of April 29, 2026 (the “Reorganization Agreement”), by and among Hawthorn Bancshares, Inc., a Missouri corporation (“HBI”), Hawthorn Holdco, Inc., a Missouri corporation and wholly-owned subsidiary of HBI (“Merger Sub”), and FSC Bancshares, Inc., a Missouri corporation (“FBI”), Merger Sub merged with and into FBI, with FBI surviving as a wholly owned subsidiary of HBI (the “First Step Merger”). Immediately following the First Step Merger and as part of the same overall transaction, FBI merged with and into HBI, with HBI continuing as the surviving corporation (the “Second Step Merger,” and together with the First Step Merger, the “Merger”). Immediately following the Merger and as part of the same overall transaction, Farmers State Bank, a Missouri state bank and wholly owned subsidiary of FBI (“Farmers State Bank”), merged with and into Hawthorn Bank, a Missouri state bank and wholly owned subsidiary of HBI (“Hawthorn Bank”), with Hawthorn Bank surviving the merger (the “Bank Merger”).

Pursuant to the terms of the Reorganization Agreement, each share of FBI common stock held immediately prior to the effective time of the Merger (the “Effective Time”) was converted into the right to receive (x) cash, without interest, of $73.7099, and (y) 2.1823 shares of HBI common stock, plus cash, without interest, in lieu of any fractional shares.

The total aggregate consideration delivered to holders of FBI common stock was (i) 413,101 shares of HBI common stock, (ii) $13,953,000 in cash, and (iii) cash in lieu of any fractional shares. The issuance of shares of HBI common stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-4 (File No. 333-297082) initially filed by HBI with the U.S. Securities and Exchange Commission (the “SEC”) on June 26, 2026 and declared effective by the SEC on July 21,2026.

The foregoing description of the Reorganization Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reorganization Agreement, which was filed as Exhibit 2.1 to HBI’s Current Report on Form 8-K filed with the SEC on April 29, 2026 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 4, 2026, HBI issued a press release announcing the completion of the Merger, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No	Description

2.1
Agreement and Plan of Reorganization, by and among the Company, Hawthorn HoldCo, Inc. and FSC Bancshares, Inc., dated as of April 29, 2026 (filed as Exhibit 2.1 to the Company’s current report on Form 8-K on April 29, 2026 and incorporated herein by reference).

99.1*	Press release, dated September 4, 2026, issued by Hawthorn Bancshares, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document
*Furnished, not filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2026	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer